UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 4, 2008, the Board of Directors of Symmetry Medical Inc. (the “Company”), appointed John S. Krelle and Craig B. Reynolds to its Board of Directors.  Mr. Krelle has served as President and Chief Operating Office of FzioMed, Inc. from 2003 to present.  Prior to his role with FzioMed, Inc., Mr. Krelle served as President, Spine/Trauma Business Unit & Business Development of Zimmer, Inc. from 2002 to 2003.  During 2002 and 2003, Mr. Krelle was also a member of the Zimmer Operating Committee.  Mr. Reynolds has served as the Chief Operating Officer and a board member of Respironics, Inc. from 1998 to the present.

Mr. Krelle will serve as a Class I member of the Board and Mr. Reynolds will serve as a Class II member of the Board.  The Board has not yet determined which committees Mr. Krelle or Mr. Reynolds will be serving.

The Company will enter into a Restricted Stock Agreement, separately, with Mr. Krelle and Mr. Reynolds under which each will be granted 3,700 restricted shares of common stock of the Company which is consistent with the annual grant of restricted shares that each non-employee director of the Company receives pursuant to the Company’s 2004 Equity Incentive Plan (referenced as Exhibit 10.12 from the Company’s Annual Report on Form 10-K).

Item 8.01.                                          Other Events

On January 4, 2008, upon the recommendation of the Company’s Governance & Nominating Committee, the Company’s Board increased the number of director positions from five (5) to seven (7), expanding Class I from two (2) director positions to three (3) director positions and expanding Class II from one (1) director position to two (2) director positions.  As disclosed above in Item 5.02, the newly appointed directors will serve as Class I and Class II directors.   The term of Class I directors will expire in 2009 and the term of Class II directors will expire in 2010.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

99.1                           “Symmetry Medical Expands Board of Directors” Press Release issued by Symmetry Medical Inc. dated January 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: January 10, 2008	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Medical Expands Board of Directors” Press Release issued by Symmetry Medical Inc. dated January 8, 2008.